UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2010

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Horizon Bancorp (“Horizon”) held on May 6, 2010, shareholders approved amendments to Horizon’s 2003 Omnibus Equity Incentive Plan (the “Plan”). The amendments make an additional 175,000 shares of Horizon’s common stock available for awards under the Plan and make other changes to update the Plan to reflect recent changes in compensation practices. This description of the Plan is qualified in its entirety by the specific language of the Plan, a copy of which is attached as Appendix A to Horizon’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 19, 2010, which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 6, 2010, Horizon held its Annual Meeting of Shareholders, and the matters voted upon at the Annual Meeting and the results of the voting were as follows:

Proposal 1: Election of Directors

Horizon’s shareholders elected the four persons nominated to serve as directors, as set forth below:

Director	Expiration of Term	Votes For	Authority Withheld	Broker Non-Votes

Susan D. Aaron	2013	1,726,663	41,789	472,350
Charley E. Gillispie	2013	1,718,873	49,579	472,350
Larry N. Middleton, Jr.	2013	1,708,032	60,420	472,350
Robert E. Swinehart	2013	1,716,530	51,922	472,350

Proposal 2: Advisory Vote on Executive Compensation

Horizon’s shareholders approved a non-binding, advisory proposal on executive compensation proposed by Horizon:

	For	Against	Abstain

Advisory Vote on Executive Compensation	2,135,221	80,310	25,271

Proposal 3: Approval of Amendments to 2003 Omnibus Equity Incentive Plan

Horizon’s shareholders approved amendments to Horizon’s 2003 Omnibus Equity Incentive Plan:

	For	Against	Abstain	Broker Non-Votes

Approval of Amendments to 2003 Omnibus Equity Incentive Plan	1,689,147	46,268	33,037	472,350

Proposal 4: Ratification of the Appointment of BKD, LLP as Auditors for 2010

Horizon’s shareholders ratified the appointment of BKD, LLP as independent auditors for 2010:

	For	Against	Abstain

Ratification of the appointment of BKD, LLP as auditors for 2010	2,205,639	27,513	7,650

Proposal 5: Shareholder Proposal to Request Board of Directors to Declassify the Board

Horizon’s shareholders rejected a shareholder proposal to request the Board of Directors to declassify the Board of Directors.

	For	Against	Abstain	Broker Non-Votes

Shareholder Proposal to Request Board of Directors to Declassify the Board	631,333	1,108,409	28,710	472,350

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 10, 2010	Horizon Bancorp

	By:	/s/ Craig M. Dwight
Craig M. Dwight
President and Chief Executive Officer